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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                  June 10, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                           Black Rock Golf Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          001-11935                 84-1336891
--------                          ---------                 ----------
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



          6786 S. Revere Parkway, Suite 150D, Englewood, Colorado 80112
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (303) 799-9901
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                              ITEM 5. OTHER EVENTS.

         Black Rock Golf Corporation announced June 10, 1998 that it has undertaken immediate measures to reduce operating losses and attempt to improve cash flows. On May 29, 1998, the Company terminated eight employees and on June 5, 1998, six additional employees were terminated. The fourteen employees who have been terminated work in finance, marketing, customer service, information technology, and administrative positions.

The layoffs will result in SG&A savings of approximately $360,000 annually. Additionally, Black Rock is undertaking an effort to thoroughly examine all of its other SG&A expenses to determine if other costs can be reduced.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     News Release, released on June 10, 1998.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 10, 1998                          Black Rock Golf Corporation
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                                             By:  /s/ Jackson D. Rule, Jr.
                                                  -----------------------------
                                                  President and Chief Executive
                                                  Officer



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                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

   99.1              News Release, released on June 10, 1998.